EXHIBIT 10.3


                             C&D TECHNOLOGIES, INC.

               Amendment to Supplemental Executive Retirement Plan


         This Amendment to the Supplemental Executive Retirement Plan of C&D Technologies, Inc. (the "Company"), as amended and restated as of October 22, 1998 (the "Plan"), is dated as of November 22, 1999.

         WHEREAS, on November 22, 1999, the Compensation Committee of the Board of Directors of the Company approved an amendment to Appendix A to the Plan to add new Paragraph D thereto,

         NOW, THEREFORE, pursuant to the action of the Compensation Committee, Appendix A to the Plan is hereby amended to add Paragraph D, which states in its entirety as follows:

                  "D.      Participation Effective Beginning November 30, 1999.
                           ----------------------------------------------------

                           1.       Charles R. Giesige

                                    Notwithstanding   anything   herein  to  the
                                    contrary,  only Mr.  Giesige's  service with
                                    the  Company  from  March  1,  1999 is to be
                                    recognized  for  purposes  of  vesting,   or
                                    calculation  of his SERP  Benefit. (That is,
                                    Mr.  Giesige's  prior  service  with Johnson
                                    Controls,  Inc. will not be  recognized  for
                                    purposes of such  calculation  in any event,
                                    nor  will  Mr.   Giesige's   Maximum  Annual
                                    Benefits   be  reduced   by  any   qualified
                                    retirement  program  benefits  sponsored  by
                                    Johnson Controls, Inc.)

                           2.       Linda R. Hansen

                           3.       Bernie Radecki"

         IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be executed as of this 22nd day of November, 1999.

                                          C&D TECHNOLOGIES, INC.


                                          By: /s/    Mark Z. Sappir
                                              ---------------------
                                               Mark Z. Sappir, Vice President
                                               Human Resources